                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-08743

                         Van Kampen Senior Income Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 7/03
                        -----------

Date of reporting period: 7/31/03
                         -----------

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this update, you'll learn about how your trust performed during the reporting period. The portfolio manager will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the trust's financial statements and a list of investments, as well as other information.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. The trust is subject to market risk which is the possibility that the market values of securities owned by the trust will decline and, therefore, the value of the trust shares may be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

CURRENT DISTRIBUTION

(August 31, 1998--July 31, 2003)
(LINE GRAPH)

                                                                    SENIOR INCOME TRUST               3-MONTH TREASURY BILL*
                                                                    -------------------               ----------------------
8/98                                                                        8.49                               4.83
                                                                            8.00                               4.36
                                                                            7.85                               4.32
                                                                            7.96                               4.48
                                                                            8.17                               4.45
1/99                                                                        7.91                               4.45
                                                                            7.76                               4.67
                                                                            8.17                               4.48
                                                                            8.23                               4.54
                                                                            8.17                               4.63
                                                                            8.21                               4.78
7/99                                                                        8.16                               4.75
                                                                            8.49                               4.97
                                                                            8.81                               4.85
                                                                            8.75                               5.09
                                                                            8.87                               5.30
                                                                            9.90                               5.33
1/00                                                                        9.53                               5.69
                                                                            8.75                               5.78
                                                                           10.34                               5.87
                                                                            9.40                               5.83
                                                                            9.88                               5.62
                                                                            9.96                               5.85
7/00                                                                        9.60                               6.22
                                                                            9.46                               6.31
                                                                           10.01                               6.21
                                                                           10.46                               6.39
                                                                           11.30                               6.20
                                                                           11.58                               5.90
1/01                                                                       10.66                               4.99
                                                                           10.74                               4.86
                                                                           10.68                               4.29
                                                                           10.49                               3.88
                                                                            9.79                               3.62
                                                                            9.38                               3.66
7/01                                                                        9.04                               3.52
                                                                            8.54                               3.37
                                                                            8.49                               2.37
                                                                            8.34                               2.01
                                                                            7.46                               1.73
                                                                            7.20                               1.72
1/02                                                                        6.95                               1.76
                                                                            6.79                               1.76
                                                                            6.49                               1.77
                                                                            6.56                               1.77
                                                                            6.35                               1.73
                                                                            6.28                               1.69
7/02                                                                        6.76                               1.70
                                                                            6.73                               1.67
                                                                            6.85                               1.55
                                                                            6.97                               1.45
                                                                            6.89                               1.22
                                                                            6.79                               1.20
1/03                                                                        6.41                               1.17
                                                                            6.20                               1.20
                                                                            6.00                               1.11
                                                                            5.72                               1.11
                                                                            5.64                               1.10
                                                                            5.46                               0.85
7/03                                                                        5.33                               0.94

* Source: Bloomberg

SENIOR INCOME TRUST
SYMBOL: VVR
-------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS                Since 06/24/98

Since Inception                   3.33%

5-year                            3.27

1-year                           25.06
-------------------------------------------

Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Total return assumes an investment at the common share market price at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period. Distribution rate represents the monthly annualized distributions of the trust at the end of the period and not the earnings of the trust.

Trust Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2003

       Howard Tiffen, Managing Director, is primarily responsible for the day-to-day management of Van Kampen Senior Income Trust. The following discussion reflects his views on the trust's performance.

Q. BEFORE YOU DISCUSS HOW THE TRUST PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The market over the past year can really be divided into two distinct segments. During the first six months of the reporting period, a stagnant economy, lack of corporate earning power, and the effects of a series of corporate-governance scandals resulted in a very difficult environment for senior loans.

       During the latter half of the period, however, the market improved dramatically. Absolute levels of corporate profitability began to increase, the number of debt refinancings rose considerably, and default rates began to subside. As a result, bank loan prices rallied. We believe this marked improvement was the result of several factors. First, corporate management has been forced to learn how to better operate in a low-growth, low-inflation environment, which has led to stronger corporate valuations. Second, more companies have been able to issue long-term debt to shore up their balance sheets. And lastly, we began to see many companies that were in bankruptcy two to three years ago return to performing status and earn a profit.

Q.     HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A.      --  For the year ended July 31, 2003, the trust produced a total return of 25.06 percent based on common share market price, and not reflective of any early withdrawal charges. If these charges were included, performance would be lower. Past performance is no guarantee of future results.

        -- The trust's monthly dividend of $.0348 translated to a distribution rate of 5.33 percent based on the trust's closing common share market price of $7.84 on July 31, 2003.

       See Performance Summary for additional information.

Q.     WHAT FACTORS HELPED PERFORMANCE?

A.      --  As mentioned earlier, declining default rates, improved corporate profitability and increased loan issuance, as well as an overall improving economy, all contributed to performance.

        -- A deeper secondary trading market in senior loans created greater opportunities for us to capture value. This, coupled with the appreciation of bank loan prices overall, helped boost the trust's return and net asset value.

        -- In addition, our team now includes a total of 24 analysts, who have an average of 16 years of industry experience. Given that we employ a bottom-up investment approach, we believe that such a large team has enabled us to conduct even more in-depth analysis of every investment candidate as well as all existing portfolio holdings, and is vital to our ongoing success.

Q.     WHAT HINDERED PERFORMANCE DURING THE REPORTING PERIOD?

A.      --  Early in the reporting period, flat corporate performance and a low level of issuance dampened trust returns and left us with few compelling new investment opportunities. However, we saw marked improvement here in the last several months.

        -- While we have seen default rates decline, they are still at higher-than-normal levels. The number of issuers in the portfolio that are in default (defined here as those not paying principal and/or interest as contractually obligated) has also declined, by approximately 9 percent since this same period last year.

        -- Because senior-loan coupon rates float with short-term market rates, the near-record low interest rates throughout the entire period also held the trust back.

TOP TEN INDUSTRIES AS OF 7/31/03
Medical Products & Services        8.4%
Beverage, Food & Tobacco           7.7
Healthcare                         7.0
Printing & Publishing              6.9
Entertainment & Leisure            6.3
Hotels, Motels, Inns & Gaming      6.1
Broadcasting--Cable                4.7
Chemicals, Plastics & Rubber       3.8
Automotive                         3.8
Telecommunications--Wireless       3.2

Subject to change daily. All percentages are as a percentage of total assets. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisor services.

Q.     PLEASE WALK US THROUGH HOW YOU POSITIONED THE TRUST, HIGHLIGHTING KEY
       THEMES.

A.     We employed a variety of strategies during the period:

        -- In an effort to build value and avoid losses in the portfolio, we made greater use of the secondary market, where we were able to purchase loans at or below their repayment or recovery values. In fact, we now have two analysts on our team who are largely dedicated to this market, conducting transactions daily.

        -- We continued to keep the portfolio highly diversified by issuer. As of July 31, the trust contained a total of 294 issuers. Typically, each of the trust's ten largest holdings represents less than two percent of total assets. We believe that a high level of diversification--not only in this environment but going forward as well--is instrumental to successful investing in the senior loan asset class.

        -- We strive to manage the trust as defensively as possible, and therefore, don't typically favor individual sectors. Some sectors may, however, fall out of favor from time to time. For example, we have chosen to reduce the trust's exposure to the auto and aerospace segments because we believe they are likely to deliver poor profits, and the value of collateral they can offer is also likely to fall. The trust's exposure to the health-care sector did increase slightly over the past year. We believe that certain parts of this sector have seen a significant improvement in business fundamentals, making some companies in the sector more attractive investments than they had previously been.

        -- We continued with our long-term strategy of focusing on companies that we believe demonstrate solid management strength--those that have learned to improve productivity in a low-inflation environment and keep their costs low.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE TRUST, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A. We believe that the turnaround we've seen in the senior loan market as of late is based upon fundamentally-sound factors that may continue to positively influence the market. We also anticipate that default rates may continue their downward trend as the bankruptcies that occurred between 1999 and 2002 increasingly work their way through the system.

       While no one can predict with certainty where or when interest rates will bottom out, we believe it's likely that short-term rates may rise, or at least remain stable, over the next several months. Such an environment, coupled with more robust corporate performance, has historically been quite favorable for senior loans. Going forward, we will continue with our disciplined investment approach, monitoring the market closely for opportunities.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

July 31, 2003
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  122.3%
            AEROSPACE/DEFENSE  2.3%
 $ 1,882    DeCrane Aircraft Holdings,
            Inc., Term Loan............ B2        B            12/17/06         $    1,684,811
  10,047    DRS Technologies, Inc.,
            Term Loan.................. Ba3       BB-          09/30/08             10,134,488
   2,901    ILC Industries, Inc., Term
            Loan....................... NR        NR           04/11/10              2,879,186
   1,716    Integrated Defense
            Technologies, Inc., Term
            Loan....................... Ba3       BB-          03/04/08              1,713,699
   1,500    Transdigm, Inc., Term
            Loan....................... B1        B+           07/22/10              1,516,407
  10,032    United Defense Industries,
            Inc., Term Loan............ Ba3       BB     08/13/07 to 08/13/09       10,049,190
   5,865    Vought Aircraft Industries,
            Inc., Term Loan............ Ba3       B+     12/31/06 to 06/30/08        5,866,178
                                                                                --------------
                                                                                    33,843,959
                                                                                --------------
            AUTOMOTIVE  4.7%
   3,396    AMCAN Consolidate
            Technologies, Inc., Term
            Loan....................... NR        NR           03/28/07              3,242,922
   5,534    Citation Corp., Term
            Loan....................... NR        B            12/01/07              4,496,434
  19,801    Federal-Mogul Corp., Term
            Loan (c)................... NR        NR     10/01/03 to 02/24/04       19,746,039
   9,040    Federal-Mogul Corp.,
            Revolving Credit Agreement
            (c)........................ NR        NR           02/24/04              8,994,506
   5,500    Goodyear Tire & Rubber Co.,
            Term Loan.................. Ba2       BB-          03/31/06              5,472,500
   6,945    MetoKote Corp., Term Loan.. B1        B+     11/02/05 to 11/14/05        6,809,712
  12,687    Safelite Glass Corp., Term
            Loan....................... NR        NR           09/30/07             12,497,066
     863    Stoneridge, Inc., Term
            Loan....................... Ba3       BB-          04/30/08                862,500

 6                                             See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            AUTOMOTIVE (CONTINUED)
 $ 4,000    TRW Automotive, Inc., Term
            Loan....................... Ba2       BB           02/28/11         $    4,020,416
   2,500    United Components, Inc.,
            Term Loan.................. B1        BB-          06/30/10              2,522,395
                                                                                --------------
                                                                                    68,664,490
                                                                                --------------
            BEVERAGE, FOOD & TOBACCO  10.2%
  24,827    Aurora Foods, Inc., Term
            Loan....................... B3        CC           09/30/06             24,586,988
   5,633    B & G Foods, Inc., Term
            Loan....................... B1        B+           03/31/06              5,635,005
  12,902    Birds Eye Foods, Inc., Term
            Loan....................... NR        B+           06/30/08             12,945,504
   4,988    Burns Philp, Inc., Term
            Loan....................... B1        B+           02/26/09              5,018,672
   7,544    Commonwealth Brands, Inc.,
            Term Loan.................. NR        NR           08/28/07              7,553,929
   5,000    Constellation Brands, Inc.,
            Term Loan.................. Ba1       BB           11/30/08              5,051,250
     245    Cott Beverages, Inc., Term
            Loan....................... NR        BB+          12/31/06                245,919
   9,498    Dean Foods Co., Term Loan.. Ba1       BB+          07/15/08              9,548,102
   4,388    Del Monte Corp., Term
            Loan....................... Ba3       BB-          12/20/10              4,425,165
   6,511    Doane Pet Care Co., Term
            Loan....................... B1        B      03/31/05 to 12/29/06        6,524,179
   9,766    Dole Food Co., Inc., Term
            Loan....................... Ba3       BB+    03/28/08 to 09/28/08        9,847,018
   6,532    Hartz Mountain Corp., Term
            Loan....................... B1        B            12/31/07              6,536,566
   9,750    Land O' Lakes, Inc., Term
            Loan....................... B1        BB     10/10/06 to 10/10/08        9,555,455
   2,391    Mafco Worldwide Corp., Term
            Loan....................... NR        NR           03/31/06              2,367,431
     418    Meow Mix Co., Term Loan.... Ba3       BB-          01/31/08                418,544
   2,500    Merisant Co., Term Loan.... Ba3       BB-          01/11/10              2,518,750
   2,000    NBTY, Inc., Term Loan...... Ba2       BB+          07/25/09              2,022,500
   5,000    Nellson Nutraceutical,
            Inc., Term Loan............ NR        NR           10/04/09              5,043,750
   5,762    New World Pasta Co., Term
            Loan....................... B3        NR           01/28/06              4,897,363

See Notes to Financial Statements                                              7

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $   954    New World Pasta Co.,
            Revolving Credit
            Agreement.................. B3        NR           01/28/05         $      829,980
   4,825    Otis Spunkmeyer, Inc., Term
            Loan....................... B1        B+           02/20/09              4,832,448
  10,659    Pinnacle Foods, Inc., Term
            Loan....................... Ba3       BB-          05/22/08             10,672,119
   4,352    Southern Wine & Spirits of
            America, Inc., Term Loan... NR        NR           07/02/08              4,375,152
   3,941    Swift & Co., Term Loan..... Ba2       BB           09/19/08              3,950,661
                                                                                --------------
                                                                                   149,402,450
                                                                                --------------
            BROADCASTING--CABLE  6.3%
   6,895    CC VIII Operating, LLC,
            Term Loan.................. B2        B-           02/02/08              6,496,076
  33,498    Charter Communications
            Operating, LLC, Term Loan.. B2        B      09/18/07 to 09/18/08       31,549,033
  16,712    Falcon Cable
            Communications, LP, Term
            Loan....................... B2        NR           12/31/07             15,260,602
   4,896    Frontiervision Operating
            Partners, LP, Term Loan
            (c)........................ NR        NR           03/31/06              4,659,600
   4,364    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c)....... NR        NR           10/31/05              4,152,729
  13,500    Insight Midwest Holdings
            LLC, Term Loan............. Ba3       BB+    06/30/09 to 12/31/09       13,517,808
   4,250    MCC Iowa, LLC, Term Loan... NR        NR           09/30/10              4,285,122
   1,489    Mediacom Illinois, LLC,
            Term Loan.................. NR        BB+          12/31/08              1,486,889
   2,719    Mediacom Southeast, LLC,
            Term Loan.................. Ba3       BB+          09/30/08              2,725,519
   9,240    Olympus Cable Holdings,
            LLC, Term Loan (c)......... NR        NR           09/30/10              8,203,965
                                                                                --------------
                                                                                    92,337,343
                                                                                --------------

 8                                             See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            BROADCASTING--DIVERSIFIED  0.9%
 $ 1,995    Cumulus Media, Inc., Term
            Loan....................... Ba3       B+           03/28/10         $    2,008,404
   9,000    DirecTV Holdings, LLC, Term
            Loan....................... Ba2       BB-    03/06/08 to 03/06/10        8,994,567
   1,800    Nexstar Broadcasting, Inc.,
            Term Loan.................. NR        NR           12/31/10              1,807,743
                                                                                --------------
                                                                                    12,810,714
                                                                                --------------
            BROADCASTING--RADIO  0.3%
   4,807    Citadel Broadcasting Co.,
            Term Loan.................. NR        NR           06/26/09              4,825,739
                                                                                --------------

            BROADCASTING--TELEVISION  0.9%
   7,040    Gray Communications
            Systems, Inc., Term Loan... Ba3       B+           12/31/10              7,101,600
   5,950    Quorum Broadcasting, Inc.,
            Term Loan.................. NR        NR           12/31/04              5,741,633
                                                                                --------------
                                                                                    12,843,233
                                                                                --------------
            BUILDINGS & REAL ESTATE  3.8%
   8,000    AIMCO Properties, L.P.,
            Term Loan.................. NR        NR           05/30/08              8,035,000
   5,950    CB Richard Ellis Services,
            Inc., Term Loan............ B1        B+           07/18/08              5,994,625
   7,839    Central Parking Corp., Term
            Loan....................... Ba2       BB+          03/31/10              7,830,520
   3,500    Century Maintenance &
            Supply, Inc., Term Loan.... NR        NR           05/12/10              3,552,500
   9,083    Corrections Corp. of
            America, Term Loan......... Ba3       BB-          03/31/08              9,138,191
   4,750    The Macerich Co., Term
            Loan....................... NR        NR           07/26/05              4,768,073
   6,930    Ventas, Inc., Term Loan.... NR        NR           04/17/07              6,912,675
   1,567    Ventas, Inc., Revolving
            Credit Agreement........... NR        NR           04/17/05              1,496,386
   2,500    Wackenhut Corrections
            Corp., Term Loan........... Ba3       BB-          07/09/09              2,512,500
   5,000    WFP Tower Co., L.P., Term
            Loan....................... NR        NR           03/31/06              4,996,875
                                                                                --------------
                                                                                    55,237,345
                                                                                --------------
            CHEMICALS, PLASTICS & RUBBER  4.9%
   7,985    CP Kelco ApS, Term Loan.... B3        B+     09/30/06 to 09/30/08        7,981,782
  11,225    GenTek, Inc., Term Loan
            (c)........................ NR        NR     04/30/05 to 10/31/07        7,397,793

See Notes to Financial Statements                                              9

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 3,792    GenTek, Inc., Revolving
            Credit Agreement (c)....... NR        NR           04/30/05         $    2,533,284
   4,550    GEO Specialty Chemicals,
            Inc., Term Loan............ B3        CCC+         12/31/07              4,178,415
  27,951    Huntsman Corp., Term Loan.. B1        BB           03/31/07             25,827,757
  12,434    Huntsman ICI Chemicals,
            LLC, Term Loan............. B2        B+     06/30/05 to 06/30/08       12,483,257
     987    ISP Technologies, Inc.,
            Term Loan.................. NR        B-           06/27/08                991,828
   3,423    Messer Griesheim, Term
            Loan....................... Ba2       BB     04/27/09 to 04/27/10        3,452,184
   2,290    Nutrasweet Acquisition
            Corp., Term Loan........... Ba3       NR     06/30/06 to 12/31/07        2,220,356
   4,000    Rockwood Specialties Group,
            Inc., Term Loan............ B1        B+           07/23/10              4,050,000
     411    West American Rubber Co.,
            LLC, Term Loan............. NR        NR           11/09/03                411,162
                                                                                --------------
                                                                                    71,527,818
                                                                                --------------
            CONSTRUCTION MATERIAL  0.9%
   5,000    Interline Brands, Inc.,
            Term Loan.................. B2        B+           11/30/09              5,018,750
   2,091    National Waterworks, Inc.,
            Term Loan.................. B1        BB-          11/22/09              2,112,880
   1,719    Therma-Tru Corp., Term
            Loan....................... Ba3       BB-          02/21/10              1,727,435
   3,750    Werner Holding Co., Inc.,
            Term Loan.................. Ba3       B+           06/11/09              3,799,999
                                                                                --------------
                                                                                    12,659,064
                                                                                --------------
            CONTAINERS, PACKAGING & GLASS  3.5%
   9,125    Crown Cork & Seal Co.,
            Inc., Term Loan............ Ba3       NR           09/15/08              9,167,778
   9,860    Dr. Pepper/Seven Up
            Bottling Group, Inc., Term
            Loan....................... NR        NR     10/07/06 to 10/07/07        9,829,160
     981    Impress Metal Packaging
            Holding B.V., Term Loan.... NR        NR           12/31/06                978,196
     374    Jefferson Smurfit Corp.,
            Revolving Credit
            Agreement.................. NR        NR           03/31/05                363,859
  11,000    Owens-Illinois, Inc., Term
            Loan....................... NR        NR           04/01/08             11,041,250

 10                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,731    Packaging Dynamics, Term
            Loan....................... NR        NR           11/20/05         $    4,719,673
   2,300    Pliant Corp., Term Loan.... B2        BB-          05/31/08              2,284,404
   1,656    Riverwood International
            Corp., Term Loan........... B1        B      12/31/06 to 03/31/07        1,655,366
   4,352    Smurfit-Stone Container
            Corp., Term Loan........... NR        NR           06/30/09              4,368,777
   4,850    Tekni-Plex, Inc., Term
            Loan....................... B1        B+           06/21/08              4,781,799
   1,610    U.S. Can Corp., Term Loan.. B2        NR           01/04/06              1,592,423
                                                                                --------------
                                                                                    50,782,685
                                                                                --------------
            DIVERSIFIED MANUFACTURING  2.0%
   2,438    EnerSys, Term Loan......... NR        NR           11/09/08              2,443,672
  14,608    Mueller Group, Inc., Term
            Loan....................... B1        B+           05/31/08             14,618,214
   7,593    Neenah Foundry Co., Term
            Loan (c)................... Caa3      D            09/30/05              7,545,554
   5,404    SPX Corp., Term Loan....... Ba2       BBB-   09/30/09 to 03/31/10        5,427,719
                                                                                --------------
                                                                                    30,035,159
                                                                                --------------
            ECOLOGICAL  2.9%
  32,533    Allied Waste North America,
            Inc., Term Loan (i)........ Ba3       BB           01/15/10             32,845,810
   4,950    Casella Waste Systems,
            Inc., Term Loan............ B1        BB-          05/11/07              4,976,606
   4,844    Duratek, Inc., Term Loan... NR        NR           12/08/06              4,722,827
                                                                                --------------
                                                                                    42,545,243
                                                                                --------------
            EDUCATION & CHILD CARE  0.1%
     863    TEC Worldwide, Inc., Term
            Loan....................... NR        NR           02/28/05                846,770
                                                                                --------------

            ELECTRONICS  4.8%
     599    AMI Semiconductor, Inc.,
            Term Loan.................. Ba3       BB           12/26/06                596,990
   3,713    Audio Visual Services
            Corp., Term Loan........... NR        NR     03/04/04 to 03/04/06        3,558,922
   4,178    Automata, Inc., Term Loan
            (a) (j).................... NR        NR     02/28/03 to 02/28/04                0
   5,409    Kinetics Group, Inc., Term
            Loan....................... B1        NR           02/28/06              4,746,294
   6,432    Knowles Electronics, Inc.,
            Term Loan.................. B3        CCC+         06/29/07              6,355,562

See Notes to Financial Statements                                             11

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            ELECTRONICS (CONTINUED)
 $11,125    Rayovac Corp., Term Loan... Ba3       BB-          09/30/09         $   11,148,173
  11,880    Seagate Technologies, Inc.,
            Term Loan.................. Ba1       BB+          05/13/07             11,939,400
  16,377    Semiconductor Components
            Industries, LLC, Term
            Loan....................... B3        B      08/04/06 to 08/04/07       16,270,814
   4,669    Stratus Technologies, Inc.,
            Term Loan.................. NR        NR           02/26/05              4,108,923
   4,089    Veridian Corp., Term
            Loan....................... Ba3       BB-          06/30/08              4,116,642
   8,028    Viasystems, Inc., Term
            Loan....................... NR        NR           03/31/06              6,964,155
                                                                                --------------
                                                                                    69,805,875
                                                                                --------------
            ENTERTAINMENT & LEISURE  8.4%
   4,520    Bell Sports, Inc., Term
            Loan....................... NR        NR           12/31/05              3,412,695
   6,963    Carmike Cinemas, Inc., Term
            Loan....................... NR        NR           01/31/07              7,005,221
   2,934    Cinemark USA, Inc., Term
            Loan....................... Ba3       BB-          03/31/08              2,956,745
   5,818    Festival Fun Parks, LLC,
            Term Loan.................. NR        NR     06/30/07 to 12/31/07        5,794,295
   8,657    Fitness Holdings Worldwide,
            Inc., Term Loan............ NR        B      11/02/06 to 11/02/07        8,597,973
   3,716    GT Brands, LLC, Term Loan.. NR        NR           09/30/07              3,604,432
   5,970    Kerasotes Theatres, Inc.,
            Term Loan.................. NR        NR           12/31/08              6,014,775
  10,527    Loews Cineplex
            Entertainment Corp., Term
            Loan....................... NR        NR           02/29/08             10,500,260
  19,425    Metro-Goldwyn-Mayer, Inc.,
            Term Loan.................. NR        NR           06/30/08             19,455,361
   7,500    Mets II, LLC, Term Loan.... NR        NR           08/23/05              7,490,625
   1,981    Panavision, Inc., Term
            Loan....................... B3        CCC          03/31/05              1,948,471
   4,850    Playcore Wisconsin, Inc.,
            Term Loan.................. NR        NR           07/01/07              4,654,471
   5,000    Pure Fishing, Term Loan.... NR        NR           12/31/09              4,993,750
   3,000    Regal Cinemas, Inc., Term
            Loan....................... Ba2       BB-          06/30/09              3,033,750

 12                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 2,500    Riddell Sports Group, Inc.,
            Term Loan.................. NR        NR           06/30/08         $    2,506,250
   6,500    Six Flags Theme Parks,
            Inc., Term Loan............ Ba2       BB-          06/30/09              6,496,614
  11,500    Vivendi Universal
            Entertainment, Term Loan... Ba2       BB+          06/30/08             11,573,669
   5,000    Washington Group
            International, Inc., Term
            Loan....................... NR        NR           10/16/07              5,028,125
   3,750    Worldspan, LP, Term Loan... B1        BB-          06/30/07              3,775,781
   4,465    Worldwide Sports &
            Recreation, Inc., Term
            Loan....................... NR        NR           12/31/06              4,278,452
                                                                                --------------
                                                                                   123,121,715
                                                                                --------------
            FARMING & AGRICULTURE  0.4%
   2,250    Central Garden & Pet Co.,
            Term Loan.................. Ba2       BB+          05/14/09              2,264,767
   3,704    The Scotts Co., Term Loan.. Ba1       BB           12/31/07              3,728,749
                                                                                --------------
                                                                                     5,993,516
                                                                                --------------
            FINANCE  1.3%
   4,818    Outsourcing Solutions, Term
            Loan (a) (c)............... Caa1      NR           06/10/06              2,228,094
   8,500    Rent-A-Center, Inc., Term
            Loan....................... Ba2       BB           05/28/09              8,567,294
   8,242    Risk Management Assurance
            Co., Term Loan............. NR        NR           12/21/06              8,235,996
                                                                                --------------
                                                                                    19,031,384
                                                                                --------------
            GROCERY  0.4%
   4,314    Fleming Cos., Inc., Term
            Loan (c)................... NR        NR           06/18/08              4,076,350
   1,569    Fleming Cos., Inc.,
            Revolving Credit Agreement
            (c)........................ NR        NR           06/18/07              1,492,892
                                                                                --------------
                                                                                     5,569,242
                                                                                --------------
            HEALTHCARE  6.5%
  31,949    Community Health Systems,
            Inc., Term Loan............ NR        NR     07/16/10 to 01/16/11       32,068,704
   8,005    FHC Health Systems, Inc.,
            Term Loan.................. B1        NR     04/30/05 to 04/30/06        7,925,238
   2,795    Genesis Health Ventures,
            Inc., Term Loan............ Ba3       B+           03/31/07              2,791,564

See Notes to Financial Statements                                             13

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            HEALTHCARE (CONTINUED)
 $ 7,888    InteliStaf Group, Inc.,
            Term Loan.................. NR        NR     10/31/05 to 10/31/07   $    7,828,935
  16,378    Kindred Healthcare, Inc.,
            Term Loan.................. NR        NR           04/13/08             16,214,221
  10,727    Magellan Health Services,
            Inc., Term Loan (c)........ NR        D      02/12/05 to 02/12/06       10,547,996
   9,034    Medical Staffing Network
            Holdings, Inc., Term
            Loan....................... NR        NR           10/26/06              8,994,072
   3,758    Team Health, Inc., Term
            Loan....................... Ba3       B+           10/31/08              3,717,368
   4,523    Triad Hospitals, Inc., Term
            Loan....................... Ba3       BB           09/30/08              4,557,437
                                                                                --------------
                                                                                    94,645,535
                                                                                --------------
            HEALTHCARE & BEAUTY  1.0%
   3,750    Jafra Cosmetics, Term
            Loan....................... NR        B+           05/20/08              3,656,250
   1,717    Mary Kay, Inc., Term
            Loan....................... Ba3       BB           10/03/07              1,725,582
   2,895    Prestige Brands Holdings,
            Inc., Term Loan............ NR        NR           12/30/08              2,909,475
   5,915    Revlon Consumer Products
            Corp., Term Loan........... B3        B-           05/30/05              5,767,269
                                                                                --------------
                                                                                    14,058,576
                                                                                --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  1.4%
   1,958    Formica Corp., Term Loan
            (c)........................ NR        NR           04/30/06              1,899,586
   7,083    General Binding Corp., Term
            Loan....................... B2        B+           01/15/08              7,061,198
   3,122    Holmes Products Corp., Term
            Loan....................... B2        B            02/05/07              3,049,084
   1,422    Imperial Home Decor Group,
            Inc., Term Loan (a) (d).... NR        NR           04/04/06                 35,557
   3,289    National Bedding Co., Term
            Loan....................... B1        B+           08/31/08              3,302,348
   3,567    Sealy Mattress Co., Term
            Loan....................... B1        B+     12/15/04 to 12/15/06        3,553,806
   1,410    Targus Group International,
            Inc., Term Loan............ NR        NR           08/31/06              1,247,818
                                                                                --------------
                                                                                    20,149,397
                                                                                --------------

 14                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            HOTELS, MOTELS, INNS & GAMING  8.1%
 $37,993    Aladdin Gaming, LLC, Term
            Loan (a) (c)............... NR        NR     02/25/05 to 02/26/08   $   31,901,385
   3,461    Alliance Gaming Corp., Term
            Loan....................... B1        BB-          12/31/06              3,472,029
   2,906    Ameristar Casinos, Inc.,
            Term Loan.................. Ba3       BB-          12/20/06              2,923,384
   3,980    Extended Stay America,
            Inc., Term Loan............ Ba3       BB-          01/15/08              4,006,325
   4,682    Greektown Casino, LLC, Term
            Loan....................... NR        NR           09/30/04              4,694,728
   2,962    Isle of Capri Casinos,
            Inc., Term Loan............ Ba2       BB-          04/26/08              2,975,923
  13,500    Mandalay Resort Group, Term
            Loan....................... NR        NR     08/21/06 to 06/30/08       13,484,687
   1,760    Mandalay Resort Group,
            Revolving Credit
            Agreement.................. NR        NR           08/21/06              1,689,600
   2,190    Park Place Entertainment
            Corp., Revolving Credit
            Agreement.................. NR        BBB-         12/31/03              2,157,567
   5,689    Penn National Gaming, Term
            Loan....................... B1        B+           09/01/07              5,712,171
  10,448    Scientific Games Corp.,
            Term Loan.................. Ba3       BB-          12/31/08             10,486,678
   9,000    Thunder Valley Casino, Term
            Loan....................... NR        NR           12/01/08              9,022,500
  30,312    Wyndham International,
            Inc., Term Loan............ NR        NR     06/30/04 to 06/30/06       25,965,061
                                                                                --------------
                                                                                   118,492,038
                                                                                --------------
            INSURANCE  1.0%
  10,000    Alea Group Holdings, Term
            Loan....................... NR        BBB-         03/31/07              9,975,000
   3,053    Hilb, Rogal & Hamilton Co.,
            Term Loan.................. Ba3       BB-          06/30/07              3,083,025
   1,800    Infinity Property &
            Casualty Corp., Term
            Loan....................... Baa3      BBB          06/30/10              1,814,625
                                                                                --------------
                                                                                    14,872,650
                                                                                --------------
            MACHINERY  1.1%
   4,482    Alliance Laundry Holdings,
            LLC, Term Loan............. B1        B            08/02/07              4,462,257
     139    Alliance Laundry Holdings,
            LLC, Revolving Credit
            Agreement.................. B1        B            06/02/05                135,417

See Notes to Financial Statements                                             15

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            MACHINERY (CONTINUED)
 $10,051    Ashtead Group, PLC, Term
            Loan....................... NR        NR           06/01/07         $    7,714,223
   1,606    Flowserve Corp., Term
            Loan....................... Ba3       BB-          06/30/09              1,614,514
   2,116    Weigh-Tronix, LLC, Term
            Loan....................... NR        NR           09/30/05              1,639,729
                                                                                --------------
                                                                                    15,566,140
                                                                                --------------
            MEDICAL PRODUCTS & SERVICES  9.0%
   4,556    Alaris Medical Systems,
            Inc., Term Loan............ B1        BB           06/30/09              4,604,531
  10,005    Alliance Imaging, Inc.,
            Term Loan.................. B1        B+           06/10/08              9,774,809
   2,993    Ameripath, Inc., Term
            Loan....................... B1        B+           03/27/10              3,011,203
  11,452    CONMED Corp., Term Loan.... Ba3       BB-          12/15/09             11,574,183
  13,782    Dade Behring, Inc., Term
            Loan....................... B1        B+           10/03/08             13,971,377
  32,043    DaVita, Inc., Term Loan.... Ba3       BB-    03/31/07 to 03/31/09       32,182,383
   5,027    Fisher Scientific
            International, Inc., Term
            Loan....................... Ba3       BB+          03/31/10              5,057,564
  22,111    Fresenius Medical Care
            Holding, Inc., Term Loan... Ba1       BB+          02/21/10             22,290,904
   6,349    InSight Health, Term
            Loan....................... NR        B+           10/17/08              6,376,785
   9,449    Kinetic Concepts, Inc.,
            Term Loan.................. Ba3       BB-    12/31/04 to 03/31/06        9,444,756
   4,379    National Nephrology
            Associates, Inc., Term
            Loan....................... B1        B+           12/31/05              4,351,567
   1,975    Rotech Healthcare, Inc.,
            Term Loan.................. Ba2       BB           03/31/08              1,976,919
   6,000    Symmetry Medical, Inc.,
            Term Loan.................. NR        NR     06/30/08 to 06/30/09        6,003,138
                                                                                --------------
                                                                                   130,620,119
                                                                                --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.3%
     500    Arch Coal, Inc., Revolving
            Credit Agreement........... Ba2       BB           04/18/07                477,500
   3,388    CII Carbon, LLC, Term
            Loan....................... NR        NR           06/25/08              3,015,724
   3,064    Fairmount Minerals, Ltd.,
            Term Loan.................. NR        NR           03/13/09              3,071,763

 16                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
 $31,554    Ispat Inland, Term Loan.... Caa1      B-     07/16/05 to 07/16/06   $   21,851,164
   4,788    Peabody Energy Corp., Term
            Loan....................... Ba1       BB+          03/21/10              4,835,880
                                                                                --------------
                                                                                    33,252,031
                                                                                --------------
            NATURAL RESOURCES  3.2%
   1,250    CITGO Petroleum Corp., Term
            Loan....................... NR        BB+          02/27/06              1,290,625
   7,500    El Paso Oil & Gas, Term
            Loan....................... B3        B+           12/31/06              7,485,938
   1,250    El Paso Oil & Gas,
            Revolving Credit
            Agreement.................. B3        B+           06/30/05              1,237,305
  10,500    Lyondell-Citgo Refining,
            LP, Term Loan.............. Ba3       BB-          06/10/04              9,975,000
  15,000    Ocean Rig ASA--(Norway),
            Term Loan.................. NR        NR           06/01/08             12,600,000
   4,500    Pacific Energy Group, LLC,
            Term Loan.................. Ba2       BBB-         07/26/09              4,533,750
   7,655    Tesoro Petroleum Corp.,
            Term Loan.................. Ba3       BB           04/17/07              7,722,454
   1,400    U.S. Synthetic Corp., Term
            Loan....................... NR        NR           05/31/05              1,344,000
                                                                                --------------
                                                                                    46,189,072
                                                                                --------------
            NON-DURABLE CONSUMER
            PRODUCTS  1.1%
   2,379    Aero Products
            International, Inc., Term
            Loan....................... NR        NR           12/19/08              2,349,652
   1,267    American Safety Razor Co.,
            Term Loan.................. NR        NR     01/31/05 to 04/30/07        1,236,368
   2,985    Amscan Holdings, Inc., Term
            Loan....................... B1        BB-          06/15/07              2,999,925
   1,376    Church & Dwight Co., Inc.,
            Term Loan.................. Ba2       BB           09/30/07              1,385,590
   2,640    JohnsonDiversey, Inc., Term
            Loan....................... Ba3       BB-          11/03/09              2,652,727
   6,777    The Boyds Collection, Ltd.,
            Term Loan.................. Ba3       B+           04/21/05              6,641,292
                                                                                --------------
                                                                                    17,265,554
                                                                                --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,465    Bear Island Paper Co., LLC,
            Term Loan.................. B3        B-           12/31/05              2,453,142
   2,611    Port Townsend Paper Corp.,
            Term Loan.................. NR        NR     03/16/05 to 03/16/07        2,402,045
                                                                                --------------
                                                                                     4,855,187
                                                                                --------------

See Notes to Financial Statements                                             17

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            PERSONAL & MISCELLANEOUS SERVICES  2.4%
 $ 7,840    Coinmach Laundry Corp.,
            Term Loan.................. B1        BB-          07/25/09         $    7,875,280
   3,868    Encompass Service Corp.,
            Term Loan (a) (c).......... NR        NR           05/10/07                512,548
   2,000    Global Imaging Systems,
            Inc., Term Loan............ Ba3       BB-          06/25/09              2,025,000
   1,925    Info-USA, Inc., Term
            Loan....................... Ba3       NR           04/30/07              1,922,594
   1,595    Iron Mountain, Inc., Term
            Loan....................... Ba3       BB           02/15/08              1,605,456
   4,950    Katun Corp., Term Loan..... NR        B+           06/30/09              4,934,531
   2,710    Stewart Enterprises, Inc.,
            Term Loan.................. Ba3       BB           01/31/06              2,724,260
   9,509    The Relizon Co., Term
            Loan....................... NR        NR     09/30/06 to 12/31/07        9,342,946
   3,840    Weight Watchers
            International, Inc., Term
            Loan....................... Ba1       BB           12/31/07              3,873,353
                                                                                --------------
                                                                                    34,815,968
                                                                                --------------
            PHARMACEUTICALS  1.5%
     848    Alpharma, Inc., Term Loan
            (i)........................ B2        BB-          10/05/07                842,577
   9,712    Caremark Rx, Inc., Term
            Loan....................... Ba2       BBB-         03/31/06              9,733,693
  11,913    MedPointe, Inc., Term
            Loan....................... B1        B      09/30/07 to 09/30/08       11,221,886
                                                                                --------------
                                                                                    21,798,156
                                                                                --------------
            PRINTING & PUBLISHING  9.2%
   4,962    21st Century Newspapers,
            Term Loan.................. NR        NR           08/27/08              4,961,538
   1,144    Adams Outdoor Advertising
            LP, Term Loan.............. B1        B+           02/08/08              1,149,535
   6,100    Advanstar Communications,
            Inc., Term Loan (i)........ NR        B      04/11/07 to 10/11/07        6,028,468
   7,622    American Media Operations,
            Inc., Term Loan............ Ba3       B+           04/01/07              7,661,077
  11,127    American Reprographics Co.,
            Term Loan.................. NR        NR           04/10/08             10,893,648
   1,900    Check Printers, Inc., Term
            Loan....................... NR        NR           06/30/05              1,897,578
  17,268    CommerceConnect Media,
            Inc., Term Loan............ NR        NR           12/31/07             16,577,328
   2,010    Daily News, LP, Term Loan.. NR        NR           03/19/08              1,927,427

 18                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 9,994    F&W Publications, Inc.,
            Term Loan.................. NR        NR           12/31/09         $    9,993,832
   3,884    Haights Cross
            Communications, LLC, Term
            Loan....................... B2        B+           12/10/06              3,764,824
   7,200    Lamar Media Corp., Term
            Loan....................... Ba2       BB-          06/30/10              7,230,002
   3,570    Liberty Group Operating,
            Inc., Term Loan............ B1        B            03/31/07              3,565,519
   5,167    Merrill Communications,
            LLC, Term Loan............. B3        B            11/23/07              5,064,027
   2,500    Moore Corp., Term Loan..... Ba2       BB+          03/15/10              2,508,203
  15,000    Morris Communications
            Corp., Term Loan........... NR        BB           09/30/09             15,046,875
   3,435    Network Communications,
            Inc., Term Loan............ NR        NR           06/27/08              3,443,380
   8,341    PRIMEDIA, Inc., Term Loan.. NR        B            06/30/09              8,084,904
   6,520    R.H. Donnelley, Inc., Term
            Loan....................... Ba3       NR     12/31/08 to 06/30/10        6,633,836
   4,764    The Reader's Digest
            Association, Inc., Term
            Loan....................... Ba1       BB+          05/21/07              4,710,320
   1,895    Vutek, Inc., Term Loan..... B1        NR           07/31/07              1,837,727
   9,500    Xerox Corp., Term Loan..... NR        BB-          09/30/08              9,428,750
   1,598    Ziff-Davis Media, Inc.,
            Term Loan.................. NR        CCC          03/31/07              1,430,027
                                                                                --------------
                                                                                   133,838,825
                                                                                --------------
            RESTAURANTS & FOOD SERVICE  0.6%
   1,632    Carvel Corp., Term Loan.... NR        NR           12/31/06              1,615,841
   3,871    Domino's, Inc., Term
            Loan....................... B1        B+           06/25/10              3,912,326
   2,672    Papa Ginos, Inc., Term
            Loan....................... NR        NR           08/31/07              2,665,237
                                                                                --------------
                                                                                     8,193,404
                                                                                --------------
            RETAIL--OIL & GAS  0.8%
   5,000    Barjan Products, LLC, Term
            Loan....................... NR        NR           05/31/06              2,500,000
   9,421    The Pantry, Inc., Term
            Loan....................... B1        B+           03/31/07              9,502,856
                                                                                --------------
                                                                                    12,002,856
                                                                                --------------

See Notes to Financial Statements                                             19

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            RETAIL--SPECIALTY  0.3%
 $ 3,209    DRL Acquisition, Inc., Term
            Loan....................... NR        NR           04/30/09         $    3,197,340
   1,592    Home Interiors & Gifts,
            Inc., Term Loan............ B2        B+           12/31/06              1,577,914
                                                                                --------------
                                                                                     4,775,254
                                                                                --------------
            RETAIL--STORES  3.1%
   4,198    Advance Stores Co., Inc.,
            Term Loan.................. Ba3       BB-          11/30/07              4,221,509
   5,350    CSK Auto, Inc., Term Loan.. Ba3       BB-          02/15/06              5,403,500
  35,000    Rite Aid Corp., Term
            Loan....................... B1        BB           04/30/08             35,288,750
                                                                                --------------
                                                                                    44,913,759
                                                                                --------------
            TECHNOLOGY  0.9%
  12,854    The Titan Corp., Term
            Loan....................... Ba3       BB-          06/30/09             12,889,240
                                                                                --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.0%
   2,684    Cincinnati Bell, Inc., Term
            Loan....................... B1        B+     11/09/04 to 06/28/07        2,709,293
   3,000    FairPoint Communications,
            Inc., Term Loan............ B1        BB-          03/31/07              3,011,250
   1,926    Orius Corp., Term Loan..... NR        NR     01/23/09 to 01/23/10          499,278
   1,127    Orius Corp., Revolving
            Credit Agreement........... NR        NR           01/23/05                647,798
   5,381    Qwest Corp., Term Loan..... Ba3       B-           06/30/07              5,425,345
   1,675    Superior Telecom, Inc.,
            Revolving Credit
            Agreement.................. NR        NR           12/04/03              1,659,297
   7,500    WCI Capital Corp., Term
            Loan (a) (c)............... NR        NR           09/30/07                  9,375
   2,158    WCI Capital Corp.,
            Revolving Credit Agreement
            (a) (c) (g)................ NR        NR           12/31/02              1,035,884
                                                                                --------------
                                                                                    14,997,520
                                                                                --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
  20,965    Pacific Crossing, Ltd.,
            Term Loan (a) (c).......... NR        NR           07/28/06              1,467,578
                                                                                --------------

 20                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            TELECOMMUNICATIONS-WIRELESS  3.8%
 $ 7,477    American Cellular Corp.,
            Term Loan.................. B3        CC     03/31/08 to 03/31/09   $    7,410,815
     269    American Cellular Corp.,
            Revolving Credit
            Agreement.................. B3        CC           03/31/07                268,218
  14,467    BCP SP Ltd., Term Loan (g)
            (k)........................ NR        NR     03/31/02 to 03/31/05        4,945,703
   2,900    Centennial Cellular Corp.,
            Term Loan.................. B3        B            11/30/06              2,809,640
   3,150    Centennial Puerto Rico
            Operations Corp., Term
            Loan....................... NR        B      05/31/07 to 11/30/07        3,062,863
   8,000    Cricket Communications,
            Inc., Term Loan (a) (c).... NR        NR           06/30/07              3,100,000
  23,451    Nextel Finance Co., Term
            Loan....................... Ba2       BB     12/31/07 to 12/31/08       23,344,049
   2,038    Spectrasite Communications,
            Inc., Term Loan............ B1        B+           12/31/07              2,058,830
   3,534    Sygnet Wireless, Inc., Term
            Loan....................... NR        NR     12/23/06 to 12/23/07        3,477,667
   1,043    TSI Telecommunication
            Services, Inc., Term
            Loan....................... Ba3       B+           12/31/06              1,044,640
   3,443    Western Wireless Corp.,
            Term Loan.................. B3        B-           09/30/08              3,391,272
                                                                                --------------
                                                                                    54,913,697
                                                                                --------------
            TEXTILES & LEATHER  0.1%
   5,402    Malden Mills Industries,
            Inc., Term Loan (a) (c).... NR        NR           10/28/06              1,308,902
                                                                                --------------

            TRANSPORTATION--CARGO  1.9%
   9,764    American Commercial Lines,
            LLC, Term Loan (c)......... NR        NR     06/30/06 to 06/30/07        7,937,909
   4,380    Atlas Freighter Leasing,
            Inc., Term Loan............ NR        NR     04/25/05 to 04/25/06        2,655,673
   4,872    Comcar Industries, Inc.,
            Term Loan.................. NR        NR           09/30/04              4,092,781
   2,652    Ingram Industries, Inc.,
            Term Loan.................. NR        NR           07/02/08              2,625,859
   7,118    Pacer International, Inc.,
            Term Loan.................. B1        BB-          06/10/10              7,179,927

See Notes to Financial Statements                                             21

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $   598    Roadway Corp., Term Loan... Baa3      BBB          11/30/06         $      595,712
   3,046    United States Shipping,
            LLC, Term Loan............. Ba2       BB           09/12/08              3,054,557
                                                                                --------------
                                                                                    28,142,418
                                                                                --------------
            TRANSPORTATION--PERSONAL  1.3%
   5,996    IAP Newsub, Inc., Term Loan
            (a)........................ NR        NR           05/29/05                929,438
     900    IAP Newsub, Inc., Revolving
            Credit Agreement (a)....... NR        NR           05/29/05                139,476
   9,900    Laidlaw Investments, Ltd.,
            Term Loan.................. Ba3       BB+          06/19/09              9,974,250
   4,673    Motor Coach Industries,
            Inc., Term Loan............ B2        B            06/16/05              3,936,785
   3,810    Transcore Holdings, Inc.,
            Term Loan.................. NR        NR           10/01/06              3,824,223
                                                                                --------------
                                                                                    18,804,172
                                                                                --------------
            TRANSPORTATION-RAIL MANUFACTURING  0.2%
   3,231    Helm, Inc., Term Loan...... NR        NR           10/18/06              3,012,942
   1,666    RailWorks Corp., Term
            Loan....................... NR        NR           11/13/04                624,857
                                                                                --------------
                                                                                     3,637,799
                                                                                --------------
            UTILITIES  1.1%
     750    Allegheny Energy, Inc.,
            Term Loan.................. B1        B            09/30/04                750,375
     853    Aquila, Inc., Term Loan.... B2        B+           05/15/06                859,573
      27    CMS Energy Corp., Term
            Loan....................... B2        BB           09/30/04                 27,044
   1,050    Consumers Energy Co., Term
            Loan....................... Baa3      NR           07/11/04              1,057,219
   1,647    Pike Electric, Inc., Term
            Loan....................... NR        NR           04/18/10              1,658,898
   3,125    Southern California Edison
            Co., Term Loan............. Ba2       NR           03/01/05              3,137,697
     441    TNP Enterprises, Inc., Term
            Loan....................... Ba2       BB+          03/30/06                435,117

 22                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            UTILITIES (CONTINUED)
 $ 7,695    Westar Energy, Inc., Term
            Loan....................... NR        NR           06/06/05         $    7,733,402
      10    Westar Energy, Inc.,
            Revolving Credit
            Agreement.................. NR        NR           06/05/05                  9,375
                                                                                --------------
                                                                                    15,668,700
                                                                                --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  122.3%..........................    1,784,018,291
                                                                                --------------


NOTES  3.0%
Alderwoods Group, Inc. ($3,283,700 par, 11.00% to 12.25% coupon, maturing
  01/02/07 to 01/02/09)......................................................        3,446,141
American Home Patient, Inc. ($5,562,289 par, 6.785% to 8.57% coupon, maturing
  07/01/09)..................................................................        3,782,357
Commonwealth Brands, Inc. ($1,500,000 par, 8.736% coupon, maturing 04/15/08)
  (h)........................................................................        1,537,500
Dade Behring, Inc. ($5,523,042 par, 11.91% coupon, maturing 10/03/10)........        5,799,194
Genesis Health Ventures, Inc. ($9,217,299 par, 6.114% coupon, maturing
  04/02/07) (h)..............................................................        9,217,299
PCI Chemicals Canada, Inc. ($3,353,666 par, 10.00% coupon, maturing
  12/31/08)..................................................................        2,900,921
Pioneer Cos., Inc. ($1,624,077 par, 4.60% coupon, maturing 12/31/06) (h).....        1,388,586
Premcor Refining Group, Inc. ($7,500,000 par, 4.34% coupon, maturing
  02/11/06) (h)..............................................................        7,565,625
Satelites Mexicanos ($8,770,000 par, 5.614% coupon, maturing 06/30/04), 144A
  Private Placement (b) (h)..................................................        7,761,450
                                                                                --------------

TOTAL NOTES..................................................................       43,399,073
                                                                                --------------

EQUITIES  4.4%
Alderwoods Group, Inc. (152,880 common shares) (e)...........................        1,037,902
American Home Patient, Inc. (Warrants for 68,497 common shares) (c) (e)......                0
Audio Visual Services Corp. (70,205 common shares) (e) (f)...................          737,153
Comdisco Holdings Co. (350 common shares) (e)................................           33,250
Dade Behring Holdings, Inc. (512,559 common shares) (e)......................       12,639,705
Genesis Health Ventures, Inc. (11,631 preferred shares) (e) (f) (k)..........        1,206,716
Genesis Health Ventures, Inc. (932,290 common shares) (e)....................       19,811,163
Holmes Group, Inc. (Warrants for 22,312 common shares) (e)...................                0
Imperial Home Decor Group, Inc. (512,023 common shares) (d) (e) (f)..........                0
Imperial Home Decor Realty, Inc. (512,023 common shares) (d) (e) (f).........                0
Kindred Healthcare, Inc. (499,875 common shares) (e).........................       11,977,005
Orius Corp. (315,080 common shares) (d) (e) (f)..............................                0
Pioneer Cos., Inc. (269,846 common shares) (e)...............................          863,507

See Notes to Financial Statements                                             23

PORTFOLIO OF INVESTMENTS

July 31, 2003

DESCRIPTION                                                                         VALUE
EQUITIES (CONTINUED)
Railworks Corp. (186 preferred shares) (e) (f)...............................   $            0
Railworks Corp. (Warrants for 3,282 common shares) (e) (f)...................                0
Rotech Healthcare, Inc. (478,573 common shares) (e)..........................       11,366,109
Rotech Medical Corp. (48,485 common shares) (e) (f)..........................                0
Safelite Glass Corp. (421,447 common shares) (e) (f).........................        4,808,710
Safelite Realty (28,448 common shares) (e) (f)...............................                0
Tembec, Inc. (78,468 common shares) (e)......................................          406,464
West American Rubber Co., LLC (5.04% Ownership Interest) (e) (f).............                0
                                                                                --------------

TOTAL EQUITIES 4.4%..........................................................       64,887,684
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  129.7%
  (Cost $1,980,267,426)......................................................    1,892,305,048
                                                                                --------------

SHORT-TERM INVESTMENTS  1.8%

REPURCHASE AGREEMENT  1.7%
State Street Bank & Trust Corp. ($24,200,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 07/31/03, 0.95%
  coupon, to be sold on 08/01/03 at $24,200,639) (i).........................       24,200,000
                                                                                --------------

TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($2,211,082 par, 0.116% coupon, dated
  07/31/03, to be sold on 08/01/03 at $2,211,089) (i)........................        2,211,082
                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $26,411,082).........................................................       26,411,082
                                                                                --------------

TOTAL INVESTMENTS  131.5%
  (Cost $2,006,678,508)......................................................    1,918,716,130
BORROWINGS  (27.5)%..........................................................     (401,000,000)
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.0)%................................      (59,129,807)
                                                                                --------------

NET ASSETS  100.0%...........................................................   $1,458,586,323
                                                                                ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

 24                                            See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

(a) This Senior Loan interest is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Affiliated company. See Notes to Financial Statements.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) Restricted Security.

(g) The borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2003.

(i) A portion of this security is designated in connection with unfunded commitments.

(j) This borrower is currently in liquidation.

(k) Payment-in-kind security.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements                                             25

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2003

ASSETS:
Total Investments (Cost $2,006,678,508).....................  $1,918,716,130
Receivables:
  Investments Sold..........................................      23,413,773
  Interest and Fees.........................................       7,229,248
Other.......................................................         179,048
                                                              --------------
    Total Assets............................................   1,949,538,199
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     401,000,000
  Investments Purchased.....................................      86,933,072
  Investment Advisory Fee...................................       1,343,379
  Administrative Fee........................................         316,089
  Distributor and Affiliates................................          74,396
  Custodian Bank............................................          68,362
Accrued Expenses............................................         544,396
Accrued Interest Expense....................................         356,762
Trustees' Deferred Compensation and Retirement Plans........         315,420
                                                              --------------
    Total Liabilities.......................................     490,951,876
                                                              --------------
NET ASSETS..................................................  $1,458,586,323
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,458,586,323 divided by
  180,010,000 shares outstanding)...........................  $         8.10
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,795,669,290
Accumulated Undistributed Net Investment Income.............       1,189,293
Net Unrealized Depreciation.................................     (87,962,378)
Accumulated Net Realized Loss...............................    (252,109,982)
                                                              --------------
NET ASSETS..................................................  $1,458,586,323
                                                              ==============

 26                                            See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2003

INVESTMENT INCOME:
Interest....................................................  $ 108,915,548
Dividends...................................................        112,275
Other.......................................................      5,575,696
                                                              -------------
    Total Income............................................    114,603,519
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     15,923,642
Administrative Fee..........................................      3,746,739
Legal.......................................................      1,142,132
Custody.....................................................        511,487
Trustees' Fees and Related Expenses.........................        118,547
Other.......................................................        793,663
                                                              -------------
    Total Operating Expenses................................     22,236,210
    Interest Expense........................................      8,673,475
                                                              -------------
NET INVESTMENT INCOME.......................................  $  83,693,834
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (33,874,642)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (146,657,331)
  End of the Period.........................................    (87,962,378)
                                                              -------------
Net Unrealized Appreciation During the Period...............     58,694,953
                                                              -------------
NET REALIZED AND UNREALIZED GAIN............................  $  24,820,311
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 108,514,145
                                                              =============

See Notes to Financial Statements                                             27

Statements of Changes in Net Assets

                                                              YEAR ENDED       YEAR ENDED
                                                            JULY 31, 2003    JULY 31, 2002
                                                            -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................  $   83,693,834   $   89,866,208
Net Realized Loss.........................................     (33,874,642)     (87,927,766)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................      58,694,953      (11,950,146)
                                                            --------------   --------------
Change in Net Assets from Operations......................     108,514,145      (10,011,704)

Distributions from Net Investment Income..................     (79,888,289)     (92,687,003)
                                                            --------------   --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......      28,625,856     (102,698,707)

NET ASSETS:
Beginning of the Period...................................   1,429,960,467    1,532,659,174
                                                            --------------   --------------
End of the Period (Including accumulated undistributed net
  investment income of $1,189,293 and $5,331,061,
  respectively)...........................................  $1,458,586,323   $1,429,960,467
                                                            ==============   ==============

 28                                            See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2003

CHANGE IN NET ASSETS FROM OPERATIONS........................  $108,514,145
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (64,207,423)
  Decrease in Interest and Fees Receivables.................       568,861
  Increase in Receivable for Investments Sold...............   (14,465,380)
  Increase in Other Assets..................................       (93,970)
  Increase in Investment Advisory Fee Payable...............        64,026
  Increase in Administrative Fee Payable....................        15,065
  Decrease in Distributor and Affiliates Payable............      (211,060)
  Increase in Payable for Investments Purchased.............    18,807,082
  Increase in Accrued Expenses..............................        16,650
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................       102,318
                                                              ------------
    Total Adjustments.......................................   (59,403,831)
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    49,110,314
                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................    30,841,000
Change in Intra-day Credit Line with Custodian Bank.........        68,362
Change in Accrued Interest Expense..........................      (158,587)
Cash Dividends Paid.........................................   (79,888,289)
                                                              ------------
    Net Cash Used for Financing Activities..................   (49,137,514)
                                                              ------------
Net Decrease in Cash........................................       (27,200)
Cash at Beginning of the Period.............................        27,200
                                                              ------------
CASH AT THE END OF THE PERIOD...............................  $        -0-
                                                              ============

See Notes to Financial Statements                                             29

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 JUNE 24, 1998
                                                                                                (COMMENCEMENT OF
                                                         YEAR ENDED JULY 31,                       INVESTMENT
                                         ----------------------------------------------------    OPERATIONS) TO
                                           2003     2002 (e)     2001       2000       1999      JULY 31, 1998
                                         -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD (a)............................  $   7.94   $   8.51   $   9.65   $  10.08   $  10.07       $   9.99
                                         --------   --------   --------   --------   --------       --------
 Net Investment Income.................       .46        .49        .79        .81        .77            .07
 Net Realized and Unrealized
   Gain/Loss...........................       .14       (.55)     (1.10)      (.42)       -0-            .01
                                         --------   --------   --------   --------   --------       --------
Total from Investment Operations.......       .60       (.06)      (.31)       .39        .77            .08
                                         --------   --------   --------   --------   --------       --------
Less:
 Distributions from Net Investment
   Income..............................       .44        .51        .83        .81        .76            -0-
 Distributions from Net Realized
   Gain................................       -0-        -0-        -0-        .01        -0-            -0-
                                         --------   --------   --------   --------   --------       --------
Total Distributions....................       .44        .51        .83        .82        .76            -0-
                                         --------   --------   --------   --------   --------       --------
NET ASSET VALUE, END OF THE PERIOD.....  $   8.10   $   7.94   $   8.51   $   9.65   $  10.08       $  10.07
                                         ========   ========   ========   ========   ========       ========

Common Share Market Price at End of the
 Period................................  $   7.84   $   6.67   $   7.79   $   8.75   $ 9.5625       $10.0625
Total Return (b).......................    25.06%     -8.05%     -1.42%       .61%      2.98%           .63%**
Net Assets at End of the Period (In
 millions).............................  $1,458.6   $1,430.0   $1,532.7   $1,736.5   $1,815.1       $1,812.1
Ratio of Operating Expenses to Average
 Net Assets excluding Borrowings*......     1.59%      1.48%      1.63%      1.75%      1.66%          1.18%
Ratio of Interest Expense to Average
 Net Assets excluding Borrowings.......      .62%       .53%      2.15%      2.49%      2.37%           .28%
Ratio of Gross Expense to Average Net
 Assets excluding Borrowings*..........     2.21%      2.01%      3.78%      4.24%      4.03%          1.46%
Ratio of Net Investment Income to
 Average Net Assets excluding
 Borrowings*...........................     5.98%      6.02%      8.90%      8.19%      7.72%          6.94%
Portfolio Turnover (c).................       78%        65%        55%        57%        28%             3%**

SUPPLEMENTAL RATIOS:
Ratio of Operating Expenses to Average
 Net Assets including Borrowings*......     1.19%      1.22%      1.20%      1.24%      1.18%            N/A
Ratio of Interest Expense to Average
 Net Assets including Borrowings.......      .46%       .44%      1.58%      1.77%      1.67%            N/A
Ratio of Gross Expense to Average Net
 Assets including Borrowings*..........     1.65%      1.66%      2.78%      3.01%      2.85%            N/A
Ratio of Net Investment Income to
 Average Net Assets including
 Borrowings*...........................     4.47%      4.95%      6.55%      5.83%      5.46%            N/A

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In
 thousands)............................  $401,000   $370,159   $375,000   $700,000   $800,000       $400,000
Asset Coverage Per $1,000 Unit of
 Senior Indebtedness (d)...............     4,637      4,863      5,087      3,481      3,269          5,530

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the Ratio of Operating Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would have been 1.21% and 6.90% for the period ended July 31, 1998.

**  Non-Annualized

(a) Net asset value on June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

(d) Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) As required, effective August 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended July 31, 2002 was to decrease the ratio of net investment income to average net asset applicable to common shares by .01%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to July 31, 2002 have not been restated to reflect this change in presentation.

NA--Not Applicable

 30                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and the Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2003, the Trust had an accumulated capital loss carryforward for tax purposes of $179,582,840, which will expire between July 31, 2009 and 2011.

    At July 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,037,050,569
                                                                ==============
Gross tax unrealized appreciation...........................    $   13,246,616
Gross tax unrealized depreciation...........................      (131,581,055)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (118,334,439)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    The tax character of distributions paid for the years ended July 31, 2003 and 2002 was as follows:

                                                                 2003           2002
Distributions paid from:
  Ordinary income...........................................  $79,888,289    $92,687,003
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $79,888,289    $92,687,003
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference related to book to tax amortization differences totaling $7,947,313 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $2,873,430

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from wash sale transactions, other losses that were recognized for book purposes but not tax purposes at the end of the fiscal year and post October losses which are not realized for tax purposes until the first day of the following year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2003, the Trust recognized expenses of approximately $366,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended July 31, 2003, the Trust recognized expenses of approximately $44,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                            INTEREST/
                                  PAR/        REALIZED      DIVIDEND     MARKET VALUE
NAME                             SHARES*     GAIN/(LOSS)     INCOME        7/31/03          COST
Imperial Home Decor Group,
  Inc., Term Loan.............  1,422,288         0          42,945        $35,557       $1,367,833
Imperial Home Decor Group,
  Inc., Common Stock..........    512,023         0               0              0          522,263
Imperial Home Decor Realty,
  Inc., Common Stock..........    512,023         0               0              0                0

*   Shares were acquired through the restructuring of Senior loan interests.

    At July 31, 2003, Van Kampen owned 10,000 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,454,534,579 and $1,439,851,690, respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $32,633,732 as of July 31, 2003. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Goldman Sachs Credit Partners, L.P. ........................   $ 9,509     $9,343
Credit Suisse First Boston..................................       598        596
                                                               -------     ------
Total.......................................................   $10,107     $9,939
                                                               =======     ======

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust had entered into an $500 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose was the issuance of commercial paper, which was terminated on September 25, 2002. As of September 25, 2002, the Trust has entered into a $700 million revolving credit and security agreement, which will terminate on September 23, 2003. Annual commitment fees of .13% are charged on the unused portion of the credit line. This revolving credit agreement is secured by the assets of the Trust. For the year ended July 31, 2003, the average daily balance of borrowings under the revolving credit agreement was $472,686,578 with a weighted average interest rate of 1.35%.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2003, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 2003, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 4, 2003

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              2800 Post Oak Blvd.

                             Attn: Closed-End Funds

                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 38

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 24, 2003, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the shareholders of the Trust:

                                                                    # OF SHARES
                                                          --------------------------------
                                                           IN FAVOR              WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer............................................  170,916,332            3,045,612
Wayne W. Whalen.........................................  170,237,280            3,724,664

The other trustees of the Trust whose terms did not expire in 2003 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers III and Hugo F. Sonnenschein.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             91       Trustee/Director/Managing
Blistex Inc.                               since 1998  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (62)             Trustee      Trustee     President of CAC, llc., a      91       Trustee/Director/Managing
CAC, llc.                                  since 1998  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

Howard J Kerr (67)            Trustee      Trustee     Prior to 1998, President       91       Trustee/Director/Managing
736 North Western Avenue                   since 1998  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Theodore A. Myers (73)        Trustee      Trustee     Financial consultant,          36       Director of Met Life
550 Washington Avenue                      since 1998  Trustee or Managing                     Investors (formerly knows
Glencoe, IL 60022                                      General Partner of other                as COVA Financial Life
                                                       funds in the Closed-End                 Insurance). Prior to
                                                       Fund Complex. Prior to                  1997, Director of McLouth
                                                       1998, Senior Financial                  Steel.
                                                       Advisor (and, prior to
                                                       1997, an Executive Vice
                                                       President, Chief
                                                       Financial Officer and
                                                       Director) of Qualitech
                                                       Steel Corporation, a
                                                       producer of high quality
                                                       engineered steels for
                                                       automotive,
                                                       transportation and
                                                       capital goods industries.
                                                       Prior to 1997, member of
                                                       the Arthur Andersen Chief
                                                       Financial Officers'
                                                       Advisory Committee.

Hugo F. Sonnenschein (62)     Trustee      Trustee     President Emeritus and         91       Trustee/Director/Managing
1126 E. 59th Street                        since 1998  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           91       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        91       Trustee/Director/Managing
333 West Wacker Drive                      since 1998  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

---------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST             SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                   since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                        December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                 Investments and President and Chief Operations Officer of
                                                                  the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                  Executive Vice President and Chief Investment Officer of
                                                                  funds in the Fund Complex. Prior to May 2001, Managing
                                                                  Director and Chief Investment Officer of Van Kampen
                                                                  Investments, and Managing Director and President of the
                                                                  Advisers and Van Kampen Advisors Inc. Prior to December
                                                                  2000, Executive Vice President and Chief Investment Officer
                                                                  of Van Kampen Investments, and President and Chief Operating
                                                                  Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                  President and Chief Investment Officer for Equity
                                                                  Investments of the Advisers. Prior to October 1998, Vice
                                                                  President and Senior Portfolio Manager with AIM Capital
                                                                  Management, Inc. Prior to February 1998, Senior Vice
                                                                  President and Portfolio Manager of Van Kampen American
                                                                  Capital Asset Management, Inc., Van Kampen American Capital
                                                                  Investment Advisory Corp. and Van Kampen American Capital
                                                                  Management, Inc.

Stefanie V. Chang (36)       Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                  Director of Morgan Stanley Trust for over 5 years. Executive
                                                                  Vice President and Chief Investment Officer of funds in the
                                                                  Fund Complex. Managing Director and Chief Investment Officer
                                                                  of Van Kampen Investments, the Advisers and Van Kampen
                                                                  Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                      since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                     Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                        the Fixed Income Department of the Advisers and Van Kampen
                                                                  Advisors Inc. Prior to December 2000, Senior Vice President
                                                                  of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                  2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                  President of the government securities bond group for Asset
                                                                  Management.

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    TRUST             SERVED    DURING PAST 5 YEARS

Ronald E. Robison (64)       Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                             Officer                              and Managing Director of Morgan Stanley Investment
                                                                  Management Inc. Managing Director of Morgan Stanley.
                                                                  Managing Director and Director of Morgan Stanley Investment
                                                                  Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                  Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                  President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Managing Director and General
                                                                  Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                  Inc. Vice President and Secretary of funds in the Fund
                                                                  Complex. Prior to July 2001, Managing Director, General
                                                                  Counsel, Secretary and Director of Van Kampen Investments,
                                                                  the Advisers, the Distributor, Investor Services, and
                                                                  certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                  Secretary and Director of Van Kampen Investments, the
                                                                  Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Prior to January 1999, Vice President
                                                                  and Associate General Counsel to New York Life Insurance
                                                                  Company ("New York Life"), and prior to March 1997,
                                                                  Associate General Counsel of New York Life. Prior to
                                                                  December 1993, Assistant General Counsel of The Dreyfus
                                                                  Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                  Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                  the Securities and Exchange Commission, Division of
                                                                  Investment Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Financial Officer and    since 1998  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                        Chief Financial Officer and Treasurer of funds in the Fund
                                                                  Complex. Head of Fund Accounting for Morgan Stanley
                                                                  Investment Management. Prior to December 2002, Executive
                                                                  Director of Van Kampen Investments, the Advisers and Van
                                                                  Kampen Advisors Inc.

Howard Tiffen (55)           Vice President           Officer     Managing Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                      since 2000  Inc. Vice President of the senior loan funds advised by the
P.O. Box 5555                                                     Adviser. Prior to 1999, senior portfolio manager for Pilgrim
Oakbrook Terrace, IL 60181                                        Investments. Associate of the Chartered Institute of Bankers
                                                                  and a member of the Economic Club of Chicago.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC.
                                                 VVR ANR 9/03 12027I03-AS-9/03

Item 2.  Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

         (1)      The Trust's Code of Ethics is attached hereto as Exhibit 10A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has one "audit committee financial expert" serving on its audit committee, each of whom is "independent"
Trustee: Theodore A. Myers. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its investment advisor's Proxy Voting Policies and Procedures are as follows:
                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.       POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.      GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.     GUIDELINES

A.       MANAGEMENT PROPOSALS

         1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

              -    Selection or ratification of auditors.

              - Approval of financial statements, director and auditor reports.

              -    Election of Directors.

              - Limiting Directors' liability and broadening indemnification of Directors.

              - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

              - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

              - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

              -    General updating/corrective amendments to the charter.

              -    Elimination of cumulative voting.

              -    Elimination of preemptive rights.

              - Provisions for confidential voting and independent tabulation of voting results.

              - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

              Capitalization changes

              - Capitalization changes that eliminate other classes of stock and voting rights.

              - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated;
                   (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and
                   (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

              - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

              -    Proposals for share repurchase plans.

              - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

              -    Proposals to effect stock splits.

              - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

              Compensation

              - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

              - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

              - Establishment of Employee Stock Option Plans and other employee ownership plans.

              Anti-Takeover Matters

              - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

              - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

              - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

              - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

              -    Creation of "blank check" preferred stock.

              -    Changes in capitalization by 100% or more.

              - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

              - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

              -    Proposals to indemnify auditors.

4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

              Corporate Transactions

              - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

              - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

              - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

              - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                   (i)   Whether the stock option plan is incentive based;

                   (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                   (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  Anti-Takeover Provisions

              -    Proposals requiring shareholder ratification of poison pills.

              - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.       SHAREHOLDER PROPOSALS

         1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

              - Requiring auditors to attend the annual meeting of shareholders.

              - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

              - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

              -    Confidential voting.

              -    Reduction or elimination of supermajority vote requirements.

         2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

              -    Proposals that limit tenure of directors.

              -    Proposals to limit golden parachutes.

              - Proposals requiring directors to own large amounts of stock to be eligible for election.

              -    Restoring cumulative voting in the election of directors.

              - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

              - Proposals that limit retirement benefits or executive compensation.

              - Requiring shareholder approval for bylaw or charter amendments.

              - Requiring shareholder approval for shareholder rights plan or poison pill.

              -    Requiring shareholder approval of golden parachutes.

              -    Elimination of certain anti-takeover related provisions.

              -    Prohibit payment of greenmail.

         3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

              - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

              - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

              - Proposals that require inappropriate endorsements or corporate actions.

IV.       ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.       PROXY REVIEW COMMITTEE

         1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

              (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

              (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

              (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

              (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

              (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

              (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

              (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.


Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Senior Income Trust
            ------------------------------------------------------------

By: /s/ Ronald E. Robison
   ---------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   ---------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 22, 2003

By: /s/ John L. Sullivan
   ----------------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: September 22, 2003